UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2013

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1901 Olathe Blvd., Kansas City, KS 66103 (Address of principal executive offices)	66103 (Zip Code)

Registrant’s telephone number, include area code: (913) 951-2132

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 16, 2013, Aratana Therapeutics, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated October 15, 2013 (the “Form 8-K”) relating to, among other things, the acquisition of Vet Therapeutics, Inc. (“Vet Therapeutics”). On December 23, 2013, the Company filed with the Securities and Exchange Commission an amendment to the Form 8-K on Form 8-K/A to include in the Form 8-K historical financial statements of Vet Therapeutics and pro forma financial information with respect to the acquisition of Vet Therapeutics by the Company. The Company is filing this amendment to the Form 8-K to include in Item 9.01 thereof the consent of Squar, Milner, Peterson, Miranda & Williamson, LLP with respect to such financial statements as Exhibit 23.1.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of the Businesses Acquired

Vet Therapeutics’ Audited Financial Statements as of and for the nine months ended September 30, 2013 and the year ended December 31, 2012 are filed as Exhibit 99.1 to the Current Report on Form 8-K/A filed on December 23, 2013.

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements are filed as Exhibit 99.2 to the Current Report on Form 8-K/A filed on December 23, 2013:

•	Unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2013.

•	Unaudited Pro Forma Consolidated Statement of Operations of the Company for the Nine Months Ended September 30, 2013.

•	Unaudited Pro Forma Consolidated Statement of Operations of the Company for the Year Ended December 31, 2012.

•	Notes to Unaudited Pro Forma Consolidated Financial Information of the Company.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP, Independent Registered Public Accounting Firm.

99.1*	Audited Financial Statements of Vet Therapeutics, Inc. as of and for the nine months ended September 30, 2013, and the year ended December 31, 2012.

99.2*	Unaudited Pro Forma Consolidated Financial Statements of the Company, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: January 21, 2014	By:	/s/ Steven St. Peter
Steven St. Peter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP, Independent Registered Public Accounting Firm.

99.1*	Audited Financial Statements of Vet Therapeutics, Inc. as of and for the nine months ended September 30, 2013, and the year ended December 31, 2012.

99.2*	Unaudited Pro Forma Consolidated Financial Statements of the Company, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

*	Previously filed.